UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	20-4080330
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

No.29, Third Main Avenue, Shigao Town, Renshou County, Meishan, Sichuan, China	620500
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 028-37390666

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 10, 2021, Wetouch Technology Inc. (“Wetouch” or the “Company”), issued a press release reporting its second quarter 2021 unaudited financial results. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by Wetouch Technology Inc. on August 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: August 12, 2021	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer (Principal Executive Officer)